THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO OXFORD MEDIA, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Principal Amount $4,800,000.00	Issue Date: September 01, 2006

SECURED PROMISSORY NOTE

THIS SECURED PROMISSORY NOTE is one of a series of duly authorized and validly issued Secured Promissory Notes of Oxford Media, Inc., a Nevada corporation, having its principal place of business at One Technology Drive, Building H, Irvine, California, 92614 (the “Borrower”).

FOR VALUE RECEIVED, Borrower hereby promises to pay to the PALISADES MASTER FUND, LP (the “Holder”) or its registered assigns or successors in interest or order, without demand, the sum of FOUR MILLION EIGHT HUNDRED THOUSAND DOLLARS ($4,800,000.00) (the “Principal Amount”), with simple and unpaid interest thereon at the rate of ten percent (10%) per annum.

This Note has been entered into pursuant to the terms of a Subscription Agreement between the Borrower and the Holder (the “Subscription Agreement”), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

ARTICLE I

INTEREST; REPAYMENT PROVISIONS

1.1.  Payment Grace Period. The Borrower shall have a ten (10) business day grace period to pay any monetary amounts due under this Note, after which grace period and during the pendency of an Event of Default (as defined in Article III) a default interest rate of eighteen percent (18%) per annum shall apply to the amounts owed hereunder.

1.2.  Interest Rate. Simple interest payable on this Note shall accrue at the annual rate of ten percent (10%).

1.3.  Repayment Obligations. Interest will be payable on each of the three month anniversaries of the Issue Date immediately succeeding the Issue Date. Borrower shall also pay to Holder a principal reduction payment in cash the amount of twenty-five percent (25%) of the then outstanding principal balance of this Note on the 15, 18, and 21 month anniversary of the Issue Date. On the 24 month anniversary of the Issue Date (the “Maturity Date”), the entire amount of the outstanding principal balance and remaining accrued but unpaid interest shall be due and payable.

1

ARTICLE II

OPTIONAL REDEMPTION

Provided an Event of Default or an event which with the passage of time or the giving of notice could become an Event of Default has not occurred, whether or not such Event of Default has been cured, the Borrower will have the option of prepaying the outstanding Principal amount of this Note (“Optional Redemption”) and accrued interest, in whole or in part, by paying to the Holder a sum of money equal to the Principal amount to be redeemed, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note or any Transaction Document through the Redemption Payment Date as defined below (the “Redemption Amount”), plus an additional amount (the “Additional Amount”) determined as follows: (i) if the Redemption Payment Date is within 180-days of the Issue Date, 10% of the principal of the Redemption Amount; (ii) if the Redemption Payment Date is greater than 180-days but not more than 365-days of the Issue Date, 7% of the principal of the Redemption Amount; (iii) if the Redemption Payment Date is greater than 365-days but not more than 455-days of the Issue Date, 3% of the principal of the Redemption Amount; and, (iv) if the Redemption Payment Date is greater than 455-days of the Issue Date, then there shall be no Additional Amount added to the Redemption Amount. Borrower’s election to exercise its right to prepay must be by notice in writing (“Notice of Redemption”). The Notice of Redemption shall specify the date for such Optional Redemption (the “Redemption Payment Date”), which date must be not later than ten (10) business days after the date of the Notice of Redemption (the “Redemption Period”). On the Redemption Payment Date, the Redemption Amount and the Additional Amount shall be paid in good funds to the Holder. In the event the Borrower fails to pay the Redemption Amount and the Additional Amount on the Redemption Payment Date as set forth herein, then (i) such Notice of Redemption will be null and void, (ii) Borrower will not have the right to deliver another Notice of Redemption, and (iii) Borrower’s failure may be deemed by Holder to be a non-curable Event of Default.

ARTICLE III

SECURITY INTEREST

This Note is secured by a security interest granted to the Agent for the benefit of the Holder pursuant to a Security Agreement, as delivered by Borrower to Holder. The Borrower acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Borrower, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Holder should be entitled to, among other relief to which the Holder may be entitled under the Transaction Documents and any other agreement to which the Borrower and Holder are parties (collectively, “Loan Documents”) and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Holder to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. TO THE EXTENT PERMITTED BY LAW, THE BORROWER EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. The Borrower hereby consents to any motion for relief from stay that may be filed by the Holder in any bankruptcy or insolvency proceeding initiated by or against the Borrower and, further, agrees not to file any opposition to any motion for relief from stay filed by the Holder. The Borrower represents, acknowledges and agrees that this provision is a specific and material aspect of the Loan Documents, and that the Holder would not agree to the terms of the Loan Documents if this waiver were not a part of this Note. The Borrower further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Holder nor any person acting on behalf of the Holder has made any representations to induce this waiver, that the Borrower has been represented (or has had the opportunity to he represented) in the signing of this Note and the Loan Documents and in the making of this waiver by independent legal counsel selected by the Borrower and that the Borrower has discussed this waiver with counsel.

2

ARTICLE IV

EVENTS OF DEFAULT

The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

4.1  Failure to Pay Principal or Interest. The Borrower fails to pay any installment of Principal Amount, interest or other sum due under this Note or any Transaction Document when due and such failure continues for a period of five (5) business days after the due date (including any grace periods under Section 1.1, above).

4.2  Breach of Covenant. The Borrower breaches any material covenant or other term or condition of the Subscription Agreement, this Note or other Transaction Document in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

4.3  Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, Transaction Document or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

4.4  Receiver or Trustee. The Borrower or any Subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for them or for a substantial part of their property or business; or such a receiver or trustee shall otherwise be appointed.

4.5  Judgments. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any subsidiary of Borrower or any of their property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) calendar days.

4.6  Non-Payment. The Borrower shall have received a notice of default, which remains uncured for a period of more than ten (10) business days, on the payment of any one or more debts or obligations aggregating in excess of One Hundred Thousand Dollars ($100,000.00) beyond any applicable grace period;

4.7  Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any Subsidiary of Borrower and if instituted against them are not dismissed within sixty (60) calendar days of initiation.

4.8  SVI Acquisition Agreements. The determination that the Borrower is in material default of any obligation of the Borrower under any of the SVI Acquisition Agreements.

4.9  Delisting. Failure of the Common Stock to be quoted or listed on a Principal Market or failure to comply with the requirements for continued listing on a Principal Market for a period of seven consecutive trading days.

4.10   Stop Trade. An SEC or judicial stop trade order or Principal Market trading suspension with respect to Borrower’s Common Stock that lasts for five or more consecutive trading days.

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4.11   Cross Default. A default by the Borrower of a material term, covenant, warranty or undertaking of any Transaction Document or other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period.

ARTICLE V

MISCELLANEOUS

5.1  Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2  Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Borrower to: Oxford Media, Inc., One Technology Drive, Building H, Irvine, CA 92618, Attn: Lewis Jaffe, President and CEO, telecopier: (949) 341-0060, with a copy by telecopier only to: Keith A. Rosenbaum, Esq., Spectrum Law Group, LLP, 1900 Main Street, Suite 125, Irvine, CA 92614, telecopier: (949) 851-5940, and (ii) if to the Holder, to the name, address and telecopy number set forth on the last page of this Note, with a copy as provided on the last page of this Note.

5.3  Amendment Provision. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4  Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

5.5  Cost of Collection. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.

5.6  Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower’s obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

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5.7  Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

5.8.    Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

5.9  Redemption. This Note may not be redeemed or called without the consent of the Holder except as described in this Note.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the 1st day of September, 2006.

OXFORD MEDIA, INC.

By:________________________________
Name:
Title:
WITNESS:

______________________________________

5

HOLDER INFORMATION

Palisades Master Fund, LP

6

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO OXFORD MEDIA, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Principal Amount $2,500,000.00	Issue Date: September 01, 2006

SECURED PROMISSORY NOTE

THIS SECURED PROMISSORY NOTE is one of a series of duly authorized and validly issued Secured Promissory Notes of Oxford Media, Inc., a Nevada corporation, having its principal place of business at One Technology Drive, Building H, Irvine, California, 92614 (the “Borrower”).

FOR VALUE RECEIVED, Borrower hereby promises to pay to the LONGVIEW FUND, L.P. (the “Holder”) or its registered assigns or successors in interest or order, without demand, the sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00) (the “Principal Amount”), with simple and unpaid interest thereon at the rate of ten percent (10%) per annum.

This Note has been entered into pursuant to the terms of a Subscription Agreement between the Borrower and the Holder (the “Subscription Agreement”), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

ARTICLE I

INTEREST; REPAYMENT PROVISIONS

1.1    Payment Grace Period. The Borrower shall have a ten (10) business day grace period to pay any monetary amounts due under this Note, after which grace period and during the pendency of an Event of Default (as defined in Article III) a default interest rate of eighteen percent (18%) per annum shall apply to the amounts owed hereunder.

1.2     Interest Rate. Simple interest payable on this Note shall accrue at the annual rate of ten percent (10%).

1.3    Repayment Obligations. Interest will be payable on each of the three month anniversaries of the Issue Date immediately succeeding the Issue Date. Borrower shall also pay to Holder a principal reduction payment in cash the amount of twenty-five percent (25%) of the then outstanding principal balance of this Note on the 15, 18, and 21 month anniversary of the Issue Date. On the 24 month anniversary of the Issue Date (the “Maturity Date”), the entire amount of the outstanding principal balance and remaining accrued but unpaid interest shall be due and payable.

1

ARTICLE II

OPTIONAL REDEMPTION

Provided an Event of Default or an event which with the passage of time or the giving of notice could become an Event of Default has not occurred, whether or not such Event of Default has been cured, the Borrower will have the option of prepaying the outstanding Principal amount of this Note (“Optional Redemption”) and accrued interest, in whole or in part, by paying to the Holder a sum of money equal to the Principal amount to be redeemed, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note or any Transaction Document through the Redemption Payment Date as defined below (the “Redemption Amount”), plus an additional amount (the “Additional Amount”) determined as follows: (i) if the Redemption Payment Date is within 180-days of the Issue Date, 10% of the principal of the Redemption Amount; (ii) if the Redemption Payment Date is greater than 180-days but not more than 365-days of the Issue Date, 7% of the principal of the Redemption Amount; (iii) if the Redemption Payment Date is greater than 365-days but not more than 455-days of the Issue Date, 3% of the principal of the Redemption Amount; and, (iv) if the Redemption Payment Date is greater than 455-days of the Issue Date, then there shall be no Additional Amount added to the Redemption Amount. Borrower’s election to exercise its right to prepay must be by notice in writing (“Notice of Redemption”). The Notice of Redemption shall specify the date for such Optional Redemption (the “Redemption Payment Date”), which date must be not later than ten (10) business days after the date of the Notice of Redemption (the “Redemption Period”). On the Redemption Payment Date, the Redemption Amount and the Additional Amount shall be paid in good funds to the Holder. In the event the Borrower fails to pay the Redemption Amount and the Additional Amount on the Redemption Payment Date as set forth herein, then (i) such Notice of Redemption will be null and void, (ii) Borrower will not have the right to deliver another Notice of Redemption, and (iii) Borrower’s failure may be deemed by Holder to be a non-curable Event of Default.

ARTICLE III

SECURITY INTEREST

This Note is secured by a security interest granted to the Agent for the benefit of the Holder pursuant to a Security Agreement, as delivered by Borrower to Holder. The Borrower acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Borrower, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Holder should be entitled to, among other relief to which the Holder may be entitled under the Transaction Documents and any other agreement to which the Borrower and Holder are parties (collectively, “Loan Documents”) and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Holder to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. TO THE EXTENT PERMITTED BY LAW, THE BORROWER EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. The Borrower hereby consents to any motion for relief from stay that may be filed by the Holder in any bankruptcy or insolvency proceeding initiated by or against the Borrower and, further, agrees not to file any opposition to any motion for relief from stay filed by the Holder. The Borrower represents, acknowledges and agrees that this provision is a specific and material aspect of the Loan Documents, and that the Holder would not agree to the terms of the Loan Documents if this waiver were not a part of this Note. The Borrower further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Holder nor any person acting on behalf of the Holder has made any representations to induce this waiver, that the Borrower has been represented (or has had the opportunity to he represented) in the signing of this Note and the Loan Documents and in the making of this waiver by independent legal counsel selected by the Borrower and that the Borrower has discussed this waiver with counsel.

2

ARTICLE IV

EVENTS OF DEFAULT

The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

4.1  Failure to Pay Principal or Interest. The Borrower fails to pay any installment of Principal Amount, interest or other sum due under this Note or any Transaction Document when due and such failure continues for a period of five (5) business days after the due date (including any grace periods under Section 1.1, above).

4.2  Breach of Covenant. The Borrower breaches any material covenant or other term or condition of the Subscription Agreement, this Note or other Transaction Document in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

4.3  Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, Transaction Document or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

4.4  Receiver or Trustee. The Borrower or any Subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for them or for a substantial part of their property or business; or such a receiver or trustee shall otherwise be appointed.

4.5  Judgments. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any subsidiary of Borrower or any of their property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) calendar days.

4.6  Non-Payment. The Borrower shall have received a notice of default, which remains uncured for a period of more than ten (10) business days, on the payment of any one or more debts or obligations aggregating in excess of One Hundred Thousand Dollars ($100,000.00) beyond any applicable grace period;

4.7  Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any Subsidiary of Borrower and if instituted against them are not dismissed within sixty (60) calendar days of initiation.

4.8  SVI Acquisition Agreements. The determination that the Borrower is in material default of any obligation of the Borrower under any of the SVI Acquisition Agreements.

4.9  Delisting. Failure of the Common Stock to be quoted or listed on a Principal Market or failure to comply with the requirements for continued listing on a Principal Market for a period of seven consecutive trading days.

3

4.10   Stop Trade. An SEC or judicial stop trade order or Principal Market trading suspension with respect to Borrower’s Common Stock that lasts for five or more consecutive trading days.

4.11   Cross Default. A default by the Borrower of a material term, covenant, warranty or undertaking of any Transaction Document or other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period.

ARTICLE V

MISCELLANEOUS

5.1  Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2  Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Borrower to: Oxford Media, Inc., One Technology Drive, Building H, Irvine, CA 92618, Attn: Lewis Jaffe, President and CEO, telecopier: (949) 341-0060, with a copy by telecopier only to: Keith A. Rosenbaum, Esq., Spectrum Law Group, LLP, 1900 Main Street, Suite 125, Irvine, CA 92614, telecopier: (949) 851-5940, and (ii) if to the Holder, to the name, address and telecopy number set forth on the last page of this Note, with a copy as provided on the last page of this Note.

5.3  Amendment Provision. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4  Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

5.5  Cost of Collection. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.

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5.6  Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower’s obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

5.7  Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

5.8  Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

5.9  Redemption. This Note may not be redeemed or called without the consent of the Holder except as described in this Note.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the 1st day of September, 2006.

OXFORD MEDIA, INC.

By:________________________________
Name:
Title:
WITNESS:

______________________________________

5

HOLDER INFORMATION

Longview Fund, L.P.

6

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO OXFORD MEDIA, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Principal Amount $100,000	Issue Date: September 01, 2006

SECURED PROMISSORY NOTE

THIS SECURED PROMISSORY NOTE is one of a series of duly authorized and validly issued Secured Promissory Notes of Oxford Media, Inc., a Nevada corporation, having its principal place of business at One Technology Drive, Building H, Irvine, California, 92614 (the “Borrower”).

FOR VALUE RECEIVED, Borrower hereby promises to pay to LEW JAFFE (the “Holder”) or its registered assigns or successors in interest or order, without demand, the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000) (the “Principal Amount”), with simple and unpaid interest thereon at the rate of ten percent (10%) per annum.

This Note has been entered into pursuant to the terms of a Subscription Agreement between the Borrower and the Holder (the “Subscription Agreement”), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

ARTICLE I

INTEREST; REPAYMENT PROVISIONS

1.1    Payment Grace Period. The Borrower shall have a ten (10) business day grace period to pay any monetary amounts due under this Note, after which grace period and during the pendency of an Event of Default (as defined in Article III) a default interest rate of eighteen percent (18%) per annum shall apply to the amounts owed hereunder.

1.2     Interest Rate. Simple interest payable on this Note shall accrue at the annual rate of ten percent (10%).

1.3    Repayment Obligations. Interest will be payable on each of the three month anniversaries of the Issue Date immediately succeeding the Issue Date. Borrower shall also pay to Holder a principal reduction payment in cash the amount of twenty-five percent (25%) of the then outstanding principal balance of this Note on the 15, 18, and 21 month anniversary of the Issue Date. On the 24 month anniversary of the Issue Date (the “Maturity Date”), the entire amount of the outstanding principal balance and remaining accrued but unpaid interest shall be due and payable.

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ARTICLE II

OPTIONAL REDEMPTION

Provided an Event of Default or an event which with the passage of time or the giving of notice could become an Event of Default has not occurred, whether or not such Event of Default has been cured, the Borrower will have the option of prepaying the outstanding Principal amount of this Note (“Optional Redemption”) and accrued interest, in whole or in part, by paying to the Holder a sum of money equal to the Principal amount to be redeemed, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note or any Transaction Document through the Redemption Payment Date as defined below (the “Redemption Amount”), plus an additional amount (the “Additional Amount”) determined as follows: (i) if the Redemption Payment Date is within 180-days of the Issue Date, 10% of the principal of the Redemption Amount; (ii) if the Redemption Payment Date is greater than 180-days but not more than 365-days of the Issue Date, 7% of the principal of the Redemption Amount; (iii) if the Redemption Payment Date is greater than 365-days but not more than 455-days of the Issue Date, 3% of the principal of the Redemption Amount; and, (iv) if the Redemption Payment Date is greater than 455-days of the Issue Date, then there shall be no Additional Amount added to the Redemption Amount. Borrower’s election to exercise its right to prepay must be by notice in writing (“Notice of Redemption”). The Notice of Redemption shall specify the date for such Optional Redemption (the “Redemption Payment Date”), which date must be not later than ten (10) business days after the date of the Notice of Redemption (the “Redemption Period”). On the Redemption Payment Date, the Redemption Amount and the Additional Amount shall be paid in good funds to the Holder. In the event the Borrower fails to pay the Redemption Amount and the Additional Amount on the Redemption Payment Date as set forth herein, then (i) such Notice of Redemption will be null and void, (ii) Borrower will not have the right to deliver another Notice of Redemption, and (iii) Borrower’s failure may be deemed by Holder to be a non-curable Event of Default.

ARTICLE III

SECURITY INTEREST

This Note is secured by a security interest granted to the Agent for the benefit of the Holder pursuant to a Security Agreement, as delivered by Borrower to Holder. The Borrower acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Borrower, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Holder should be entitled to, among other relief to which the Holder may be entitled under the Transaction Documents and any other agreement to which the Borrower and Holder are parties (collectively, “Loan Documents”) and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Holder to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. TO THE EXTENT PERMITTED BY LAW, THE BORROWER EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. The Borrower hereby consents to any motion for relief from stay that may be filed by the Holder in any bankruptcy or insolvency proceeding initiated by or against the Borrower and, further, agrees not to file any opposition to any motion for relief from stay filed by the Holder. The Borrower represents, acknowledges and agrees that this provision is a specific and material aspect of the Loan Documents, and that the Holder would not agree to the terms of the Loan Documents if this waiver were not a part of this Note. The Borrower further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Holder nor any person acting on behalf of the Holder has made any representations to induce this waiver, that the Borrower has been represented (or has had the opportunity to he represented) in the signing of this Note and the Loan Documents and in the making of this waiver by independent legal counsel selected by the Borrower and that the Borrower has discussed this waiver with counsel.

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ARTICLE IV

EVENTS OF DEFAULT

The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

4.1  Failure to Pay Principal or Interest. The Borrower fails to pay any installment of Principal Amount, interest or other sum due under this Note or any Transaction Document when due and such failure continues for a period of five (5) business days after the due date (including any grace periods under Section 1.1, above).

4.2  Breach of Covenant. The Borrower breaches any material covenant or other term or condition of the Subscription Agreement, this Note or other Transaction Document in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

4.3  Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, Transaction Document or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

4.4  Receiver or Trustee. The Borrower or any Subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for them or for a substantial part of their property or business; or such a receiver or trustee shall otherwise be appointed.

4.5  Judgments. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any subsidiary of Borrower or any of their property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) calendar days.

4.6  Non-Payment. The Borrower shall have received a notice of default, which remains uncured for a period of more than ten (10) business days, on the payment of any one or more debts or obligations aggregating in excess of One Hundred Thousand Dollars ($100,000.00) beyond any applicable grace period;

4.7  Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any Subsidiary of Borrower and if instituted against them are not dismissed within sixty (60) calendar days of initiation.

4.8  SVI Acquisition Agreements. The determination that the Borrower is in material default of any obligation of the Borrower under any of the SVI Acquisition Agreements.

4.9  Delisting. Failure of the Common Stock to be quoted or listed on a Principal Market or failure to comply with the requirements for continued listing on a Principal Market for a period of seven consecutive trading days.

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4.10   Stop Trade. An SEC or judicial stop trade order or Principal Market trading suspension with respect to Borrower’s Common Stock that lasts for five or more consecutive trading days.

4.11   Cross Default. A default by the Borrower of a material term, covenant, warranty or undertaking of any Transaction Document or other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period.

ARTICLE V

MISCELLANEOUS

5.1  Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2  Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Borrower to: Oxford Media, Inc., One Technology Drive, Building H, Irvine, CA 92618, Attn: Lewis Jaffe, President and CEO, telecopier: (949) 341-0060, with a copy by telecopier only to: Keith A. Rosenbaum, Esq., Spectrum Law Group, LLP, 1900 Main Street, Suite 125, Irvine, CA 92614, telecopier: (949) 851-5940, and (ii) if to the Holder, to the name, address and telecopy number set forth on the last page of this Note, with a copy as provided on the last page of this Note.

5.3  Amendment Provision. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4  Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

5.5  Cost of Collection. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.

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5.6  Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower’s obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

5.7  Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

5.8  Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

5.9  Redemption. This Note may not be redeemed or called without the consent of the Holder except as described in this Note.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the 1st day of September, 2006.

OXFORD MEDIA, INC.

By:________________________________
Name:
Title:
WITNESS:

______________________________________

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HOLDER INFORMATION

LEW JAFFE
One Technology Drive, Building H
Irvine, California 92618
Fax: 866-433-4352

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THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO OXFORD MEDIA, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Principal Amount $100,000	Issue Date: September 01, 2006

SECURED PROMISSORY NOTE

THIS SECURED PROMISSORY NOTE is one of a series of duly authorized and validly issued Secured Promissory Notes of Oxford Media, Inc., a Nevada corporation, having its principal place of business at One Technology Drive, Building H, Irvine, California, 92614 (the “Borrower”).

FOR VALUE RECEIVED, Borrower hereby promises to pay to KILRAVOCK HOLDINGS, INC. (the “Holder”) or its registered assigns or successors in interest or order, without demand, the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000) (the “Principal Amount”), with simple and unpaid interest thereon at the rate of ten percent (10%) per annum.

This Note has been entered into pursuant to the terms of a Subscription Agreement between the Borrower and the Holder (the “Subscription Agreement”), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

ARTICLE I

INTEREST; REPAYMENT PROVISIONS

1.1    Payment Grace Period. The Borrower shall have a ten (10) business day grace period to pay any monetary amounts due under this Note, after which grace period and during the pendency of an Event of Default (as defined in Article III) a default interest rate of eighteen percent (18%) per annum shall apply to the amounts owed hereunder.

1.2     Interest Rate. Simple interest payable on this Note shall accrue at the annual rate of ten percent (10%).

1.3    Repayment Obligations. Interest will be payable on each of the three month anniversaries of the Issue Date immediately succeeding the Issue Date. Borrower shall also pay to Holder a principal reduction payment in cash the amount of twenty-five percent (25%) of the then outstanding principal balance of this Note on the 15, 18, and 21 month anniversary of the Issue Date. On the 24 month anniversary of the Issue Date (the “Maturity Date”), the entire amount of the outstanding principal balance and remaining accrued but unpaid interest shall be due and payable.

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ARTICLE II

OPTIONAL REDEMPTION

Provided an Event of Default or an event which with the passage of time or the giving of notice could become an Event of Default has not occurred, whether or not such Event of Default has been cured, the Borrower will have the option of prepaying the outstanding Principal amount of this Note (“Optional Redemption”) and accrued interest, in whole or in part, by paying to the Holder a sum of money equal to the Principal amount to be redeemed, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note or any Transaction Document through the Redemption Payment Date as defined below (the “Redemption Amount”), plus an additional amount (the “Additional Amount”) determined as follows: (i) if the Redemption Payment Date is within 180-days of the Issue Date, 10% of the principal of the Redemption Amount; (ii) if the Redemption Payment Date is greater than 180-days but not more than 365-days of the Issue Date, 7% of the principal of the Redemption Amount; (iii) if the Redemption Payment Date is greater than 365-days but not more than 455-days of the Issue Date, 3% of the principal of the Redemption Amount; and, (iv) if the Redemption Payment Date is greater than 455-days of the Issue Date, then there shall be no Additional Amount added to the Redemption Amount. Borrower’s election to exercise its right to prepay must be by notice in writing (“Notice of Redemption”). The Notice of Redemption shall specify the date for such Optional Redemption (the “Redemption Payment Date”), which date must be not later than ten (10) business days after the date of the Notice of Redemption (the “Redemption Period”). On the Redemption Payment Date, the Redemption Amount and the Additional Amount shall be paid in good funds to the Holder. In the event the Borrower fails to pay the Redemption Amount and the Additional Amount on the Redemption Payment Date as set forth herein, then (i) such Notice of Redemption will be null and void, (ii) Borrower will not have the right to deliver another Notice of Redemption, and (iii) Borrower’s failure may be deemed by Holder to be a non-curable Event of Default.

ARTICLE III

SECURITY INTEREST

This Note is secured by a security interest granted to the Agent for the benefit of the Holder pursuant to a Security Agreement, as delivered by Borrower to Holder. The Borrower acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Borrower, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Holder should be entitled to, among other relief to which the Holder may be entitled under the Transaction Documents and any other agreement to which the Borrower and Holder are parties (collectively, “Loan Documents”) and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Holder to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. TO THE EXTENT PERMITTED BY LAW, THE BORROWER EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. The Borrower hereby consents to any motion for relief from stay that may be filed by the Holder in any bankruptcy or insolvency proceeding initiated by or against the Borrower and, further, agrees not to file any opposition to any motion for relief from stay filed by the Holder. The Borrower represents, acknowledges and agrees that this provision is a specific and material aspect of the Loan Documents, and that the Holder would not agree to the terms of the Loan Documents if this waiver were not a part of this Note. The Borrower further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Holder nor any person acting on behalf of the Holder has made any representations to induce this waiver, that the Borrower has been represented (or has had the opportunity to he represented) in the signing of this Note and the Loan Documents and in the making of this waiver by independent legal counsel selected by the Borrower and that the Borrower has discussed this waiver with counsel.

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ARTICLE IV

EVENTS OF DEFAULT

The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

4.1  Failure to Pay Principal or Interest. The Borrower fails to pay any installment of Principal Amount, interest or other sum due under this Note or any Transaction Document when due and such failure continues for a period of five (5) business days after the due date (including any grace periods under Section 1.1, above).

4.2  Breach of Covenant. The Borrower breaches any material covenant or other term or condition of the Subscription Agreement, this Note or other Transaction Document in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

4.3  Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, Transaction Document or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

4.4  Receiver or Trustee. The Borrower or any Subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for them or for a substantial part of their property or business; or such a receiver or trustee shall otherwise be appointed.

4.5  Judgments. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any subsidiary of Borrower or any of their property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) calendar days.

4.6  Non-Payment. The Borrower shall have received a notice of default, which remains uncured for a period of more than ten (10) business days, on the payment of any one or more debts or obligations aggregating in excess of One Hundred Thousand Dollars ($100,000.00) beyond any applicable grace period;

4.7  Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any Subsidiary of Borrower and if instituted against them are not dismissed within sixty (60) calendar days of initiation.

4.8  SVI Acquisition Agreements. The determination that the Borrower is in material default of any obligation of the Borrower under any of the SVI Acquisition Agreements.

4.9  Delisting. Failure of the Common Stock to be quoted or listed on a Principal Market or failure to comply with the requirements for continued listing on a Principal Market for a period of seven consecutive trading days.

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4.10  Stop Trade. An SEC or judicial stop trade order or Principal Market trading suspension with respect to Borrower’s Common Stock that lasts for five or more consecutive trading days.

4.11  Cross Default. A default by the Borrower of a material term, covenant, warranty or undertaking of any Transaction Document or other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period.

ARTICLE V

MISCELLANEOUS

5.1  Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2  Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Borrower to: Oxford Media, Inc., One Technology Drive, Building H, Irvine, CA 92618, Attn: Lewis Jaffe, President and CEO, telecopier: (949) 341-0060, with a copy by telecopier only to: Keith A. Rosenbaum, Esq., Spectrum Law Group, LLP, 1900 Main Street, Suite 125, Irvine, CA 92614, telecopier: (949) 851-5940, and (ii) if to the Holder, to the name, address and telecopy number set forth on the last page of this Note, with a copy as provided on the last page of this Note.

5.3  Amendment Provision. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4  Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

5.5  Cost of Collection. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.

5.6  Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower’s obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

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5.7  Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

5.8  Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

5.9  Redemption. This Note may not be redeemed or called without the consent of the Holder except as described in this Note.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the 1st day of September, 2006.

OXFORD MEDIA, INC.

By:________________________________
Name:
Title:
WITNESS:

______________________________________

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HOLDER INFORMATION

KILRAVOCK HOLDINGS, INC.
One Technology Drive, Building H
Irvine, California 92618
Fax: 866-433-4352

6

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO OXFORD MEDIA, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Principal Amount $500,000.00	Issue Date: September 07, 2006

SECURED PROMISSORY NOTE

THIS SECURED PROMISSORY NOTE is one of a series of duly authorized and validly issued Secured Promissory Notes of Oxford Media, Inc., a Nevada corporation, having its principal place of business at One Technology Drive, Building H, Irvine, California, 92614 (the “Borrower”).

FOR VALUE RECEIVED, Borrower hereby promises to pay to CRESCENT INTERNATIONAL LTD. (the “Holder”) or its registered assigns or successors in interest or order, without demand, the sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) (the “Principal Amount”), with simple and unpaid interest thereon at the rate of ten percent (10%) per annum.

This Note has been entered into pursuant to the terms of a Subscription Agreement between the Borrower and the Holder (the “Subscription Agreement”), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

ARTICLE I

INTEREST; REPAYMENT PROVISIONS

1.1    Payment Grace Period. The Borrower shall have a ten (10) business day grace period to pay any monetary amounts due under this Note, after which grace period and during the pendency of an Event of Default (as defined in Article III) a default interest rate of eighteen percent (18%) per annum shall apply to the amounts owed hereunder.

1.2     Interest Rate. Simple interest payable on this Note shall accrue at the annual rate of ten percent (10%).

1.3    Repayment Obligations. Interest will be payable on each of the three month anniversaries of the Issue Date immediately succeeding the Issue Date. Borrower shall also pay to Holder a principal reduction payment in cash the amount of twenty-five percent (25%) of the then outstanding principal balance of this Note on the 15, 18, and 21 month anniversary of the Issue Date. On the 24 month anniversary of the Issue Date (the “Maturity Date”), the entire amount of the outstanding principal balance and remaining accrued but unpaid interest shall be due and payable.

ARTICLE II

OPTIONAL REDEMPTION

Provided an Event of Default or an event which with the passage of time or the giving of notice could become an Event of Default has not occurred, whether or not such Event of Default has been cured, the Borrower will have the option of prepaying the outstanding Principal amount of this Note (“Optional Redemption”) and accrued interest, in whole or in part, by paying to the Holder a sum of money equal to the Principal amount to be redeemed, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note or any Transaction Document through the Redemption Payment Date as defined below (the “Redemption Amount”), plus an additional amount (the “Additional Amount”) determined as follows: (i) if the Redemption Payment Date is within 180-days of the Issue Date, 10% of the principal of the Redemption Amount; (ii) if the Redemption Payment Date is greater than 180-days but not more than 365-days of the Issue Date, 7% of the principal of the Redemption Amount; (iii) if the Redemption Payment Date is greater than 365-days but not more than 455-days of the Issue Date, 3% of the principal of the Redemption Amount; and, (iv) if the Redemption Payment Date is greater than 455-days of the Issue Date, then there shall be no Additional Amount added to the Redemption Amount. Borrower’s election to exercise its right to prepay must be by notice in writing (“Notice of Redemption”). The Notice of Redemption shall specify the date for such Optional Redemption (the “Redemption Payment Date”), which date must be not later than ten (10) business days after the date of the Notice of Redemption (the “Redemption Period”). On the Redemption Payment Date, the Redemption Amount and the Additional Amount shall be paid in good funds to the Holder. In the event the Borrower fails to pay the Redemption Amount and the Additional Amount on the Redemption Payment Date as set forth herein, then (i) such Notice of Redemption will be null and void, (ii) Borrower will not have the right to deliver another Notice of Redemption, and (iii) Borrower’s failure may be deemed by Holder to be a non-curable Event of Default.

ARTICLE III

SECURITY INTEREST

This Note is secured by a security interest granted to the Agent for the benefit of the Holder pursuant to a Security Agreement, as delivered by Borrower to Holder. The Borrower acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Borrower, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Holder should be entitled to, among other relief to which the Holder may be entitled under the Transaction Documents and any other agreement to which the Borrower and Holder are parties (collectively, “Loan Documents”) and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Holder to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. TO THE EXTENT PERMITTED BY LAW, THE BORROWER EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. The Borrower hereby consents to any motion for relief from stay that may be filed by the Holder in any bankruptcy or insolvency proceeding initiated by or against the Borrower and, further, agrees not to file any opposition to any motion for relief from stay filed by the Holder. The Borrower represents, acknowledges and agrees that this provision is a specific and material aspect of the Loan Documents, and that the Holder would not agree to the terms of the Loan Documents if this waiver were not a part of this Note. The Borrower further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Holder nor any person acting on behalf of the Holder has made any representations to induce this waiver, that the Borrower has been represented (or has had the opportunity to he represented) in the signing of this Note and the Loan Documents and in the making of this waiver by independent legal counsel selected by the Borrower and that the Borrower has discussed this waiver with counsel.

ARTICLE IV

EVENTS OF DEFAULT

The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

4.1  Failure to Pay Principal or Interest. The Borrower fails to pay any installment of Principal Amount, interest or other sum due under this Note or any Transaction Document when due and such failure continues for a period of five (5) business days after the due date (including any grace periods under Section 1.1, above).

4.2  Breach of Covenant. The Borrower breaches any material covenant or other term or condition of the Subscription Agreement, this Note or other Transaction Document in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

4.3  Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, Transaction Document or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

4.4  Receiver or Trustee. The Borrower or any Subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for them or for a substantial part of their property or business; or such a receiver or trustee shall otherwise be appointed.

4.5  Judgments. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any subsidiary of Borrower or any of their property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) calendar days.

4.6  Non-Payment. The Borrower shall have received a notice of default, which remains uncured for a period of more than ten (10) business days, on the payment of any one or more debts or obligations aggregating in excess of One Hundred Thousand Dollars ($100,000.00) beyond any applicable grace period;

4.7  Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any Subsidiary of Borrower and if instituted against them are not dismissed within sixty (60) calendar days of initiation.

4.8  SVI Acquisition Agreements. The determination that the Borrower is in material default of any obligation of the Borrower under any of the SVI Acquisition Agreements.

4.9  Delisting. Failure of the Common Stock to be quoted or listed on a Principal Market or failure to comply with the requirements for continued listing on a Principal Market for a period of seven consecutive trading days.

4.10  Stop Trade. An SEC or judicial stop trade order or Principal Market trading suspension with respect to Borrower’s Common Stock that lasts for five or more consecutive trading days.

4.11  Cross Default. A default by the Borrower of a material term, covenant, warranty or undertaking of any Transaction Document or other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period.

ARTICLE V

MISCELLANEOUS

5.1  Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2  Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Borrower to: Oxford Media, Inc., One Technology Drive, Building H, Irvine, CA 92618, Attn: Lewis Jaffe, President and CEO, telecopier: (949) 341-0060, with a copy by telecopier only to: Keith A. Rosenbaum, Esq., Spectrum Law Group, LLP, 1900 Main Street, Suite 125, Irvine, CA 92614, telecopier: (949) 851-5940, and (ii) if to the Holder, to the name, address and telecopy number set forth on the last page of this Note, with a copy as provided on the last page of this Note.

5.3  Amendment Provision. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4  Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

5.5  Cost of Collection. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.

5.6  Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower’s obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

5.7  Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

5.8  Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

5.9  Redemption. This Note may not be redeemed or called without the consent of the Holder except as described in this Note.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the 7th day of September, 2006.

OXFORD MEDIA, INC.

By:________________________________
Name:
Title:
WITNESS:

______________________________________

HOLDER INFORMATION

CRESCENT INTERNATIONAL LTD.
84, av. Louis-Casaï, P.O. Box 161
CH-1216 Cointrin/Geneva, Switzerland
Fax: +41 22 791 7171